Registration No. 33-23517


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [x]

            Pre-Effective Amendment No. ________                           [ ]


            Post-Effective Amendment No.   9                               [x]


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
            Amendment No.    11                                            [x]

                        (Check appropriate box or boxes)

                            SCM PORTFOLIO FUND, INC.
               (Exact Name of Registrant as Specified in Charter)


                   119 Maple Street, Carrollton, Georgia 30117
               (Address of Principal Executive Offices) (Zip Code)
                   Registrant's Telephone Number: 770-834-5839

                              Stephen C. McCutcheon
                                119 Maple Street
                            Carrollton, Georgia 30117
                     (Name and Address of Agent for Service)


                                   Copies to:

                            Joseph V. Del Raso, Esq.
                        Stradley, Ronon, Stevens & Young
                            2600 One Commerce Square
                             Philadelphia, PA 19103


It is proposed that this filing will become effective (check appropriate box)
     [ ] immediately upon filing pursuant to paragraph (b)
     [x] on April 29, 1997, pursuant to paragraph (b)
     [ ] 60 days after filing pursuant to paragraph (a)(1)
     [ ] on (date) pursuant to paragraph (a)(1)
     [ ] 75 days after filing pursuant to paragraph (a)(2)
     [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.


If appropriate,check the following box:

     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

        Calculation of Registration Fee Under the Securities Act of 1933
------------------------------------------------------------------------------------------------
Title of         Amount Being        Proposed Maximum     Proposed Maximum      Amount of
Securities       Registered          Offering Price       Aggregate             Registration
Being                                Per Unit             Offering Price        Fee
Registered
Common
Stock             300,000 Shares     $10.15               $3,045,000            $609*
------------------------------------------------------------------------------------------------
*Previously paid

                            SCM PORTFOLIO FUND, INC.

                   Cross-Reference Sheet Pursuant to Rule 495

       Form N-1A Item                                                    Page(s)

Part A Prospectus Caption

Item 1.   Cover Page                                                       1
Item 2.   Synopsis                                                         3
Item 3.   Condensed Financial Information                                  4
Item 4.   General Description of Registrant                      3,4,5,6,7,8
Item 5.   Management of the Fund                                           8
Item 6.   Capital Stock and Other Securities                              14
Item 7.   Purchase of Securities Being Offered                            10
Item 8.   Redemption or Repurchase                                        10
Item 9.   Pending Legal Proceedings                                       13

Part B Statement of Additional Information

Item 10.  Cover Page                                                     B-1
Item 11.  Table of Contents                                              B-1
Item 12.  General Information and History                                B-2
Item 13.  Investment Objectives and Policies                             B-2
Item 14.  Management of the Fund                                         B-5
Item 15.  Control Persons and Principal Holders of
            Securities                                                   B-7
Item 16.  Investment Advisory and Other Services                         B-5
Item 17.  Brokerage Allocation and Other Practices                       B-8
Item 18.  Capital Stock and Other Securities (Part A)                     14
Item 19.  Purchase, Redemption and Pricing of Securities                 B-5
Item 20.  Tax Status                                                     B-9
Item 21.  Underwriters                                                   N/A
Item 22.  Calculations of Yield Quotations                               N/A
Item 23.  Financial Statements                                          B-12

Part C Other Information

Items 24 through 32 have been answered in order in Part C.

                            SCM Portfolio Fund, Inc.
                                  P.O. Box 947
                            Carrollton, Georgia 30117

       Shareholder Services and Prospectus           770-834-5839


PROSPECTUS                                                        April 29, 1997


                        THE FUND AND INVESTMENT OBJECTIVE

     SCM Portfolio Fund, Inc. (the "Fund") is a diversified management open-end investment company whose investment objective is to realize a combination of income and capital appreciation which will result in the highest total return consistent with safety of principal.

                               FUND SHARE PURCHASE


     Shares of the Fund are purchased directly from the Fund by sending a completed account application to SCM Portfolio Fund, Inc., c/o Fidelity National Bank (the "Custodian"), 3490 Piedmont Road, Suite 1450, Atlanta, Georgia 30305. Shares are purchased at the net asset value as next determined after the receipt of an order in proper form. The minimum initial purchase is $2,500 ($1,000 for IRAs) with subsequent purchases requiring a minimum of $250 ($100 for IRAs). Inquiries may be made to the Fund at the above address or telephone number.


                             ADDITIONAL INFORMATION


     This Prospectus, dated April 29, 1997, which should be retained for future reference, sets forth concisely the information that a prospective investor should know before investing in the Fund. A "Statement of Additional Information," dated April 29, 1997, containing additional information about the Fund has been filed with the Securities and Exchange Commission. Such statement is incorporated herein by reference. A copy of the Statement may be obtained without charge by writing or calling the Fund at the location or the telephone number shown above.


                           --------------------------


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


The Fund                                                                     3
Fund Expenses                                                                3
Investment Objective and
  Policies                                                                   4
Investment Restrictions                                                      7
Fund Management and the
  Investment Adviser                                                         8
Purchase of Shares                                                          10
Redemption of Shares                                                        10
Net Asset Value                                                             12
Distributions and Tax
  Status                                                                    12
Custodian and Shareholder
  Services                                                                  13
Reports to Shareholders                                                     13
Auditors and Litigation                                                     13
Description of Common Stock                                                 14
Other Information                                                           14
Share Purchase Application                                                 15A

                                    THE FUND

     The Fund was incorporated in Georgia on January 14, 1988 and its registered office is in Carrollton, Georgia. It is registered under the Investment Company Act of 1940 (the "Act") as an open-end diversified investment company. Its investment adviser is SCM Associates, Inc. (the "Adviser").

                                  FUND EXPENSES

                        Shareholder Transaction Expenses

Sales Load Imposed on Purchases                                         None
Sales Load Imposed on Reinvested Dividends                              None
Redemption Fee                                                          None(1)
Exchange Fees                                                           None

                         Annual Fund Operating Expenses
                     (as a percentage of average net assets)


Management Fees After Fee Waivers                                       0.00%(2)
12b-1 Fees                                                              None
Other Expenses                                                          1.68%
 Total Fund Operating Expenses After Fee Waivers                        1.68%(2)


(1) A redemption fee of 1% of the redemption price is imposed on shares held less than 6 months. Fidelity National Bank charges a $15 fee for each wire redemption.


(2) For the fiscal year ended December 31, 1996, the Adviser voluntarily waived its entire management fee equal to .74% of the Fund's average net assets, or $6,867. Absent such voluntary waiver by the Adviser, the Fund's total operating expenses would have been 2.42% of the Fund's average net assets, or $22,415. Pursuant to the investment advisory contract, the Adviser has agreed to refund to the Fund the sum necessary to reduce the total expenses of the Fund to not more than 2% of daily average assets under management. The expenses shown above are based upon the Fund's expenses for the previous fiscal year.

The following example illustrates the expenses that you would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return,
(2) the same operating expense percentage that the Fund estimates for the 1997 fiscal year, (3) reinvestment of all dividends and capital gain distributions and (4) redemption at the end of each time period.

     1 year         3 years        5 years        10 years
     $17.08          $52.96         $91.26         $198.71

     The purpose of the table is to assist you in understanding the various costs and expenses that an investor in the Fund will bear, directly or indirectly. "Other Expenses," and therefore "Total Fund Operating Expenses," as shown in the table, are estimates for the 1997 fiscal year.


THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS


The following financial information has been audited by McMullan and Company, independent public accountants. The per share income and capital changes should be read in accordance with the financial statements and related notes, which, along with the auditors report thereon, are included in the Statement of Additional Information, and can be obtained by shareholders free of charge by writing or calling the Fund. Further information about the Fund's performance is contained in the Fund's annual report, which shareholders may obtain from the Fund without charge by writing or calling the Fund at the address or telephone number listed on the cover page of this Prospectus.


                                                                           Year Ended December 31,
                                         1996        1995       1994       1993       1992       1991       1990       1989

Selected Per-Share Data

Net asset value beginning of year      $   10.97    $  9.95    $ 10.41    $ 10.26    $ 10.49    $  9.98    $  9.96    $ 10.00
                                       ---------    -------    -------    -------    -------    -------    -------    -------

Income from investment
  Operations:
     Net investment income                   .28        .32        .31        .31        .31        .44        .59        .75
     Net realized and
      unrealized gain (loss)
      on investments                         .98       1.08       (.39)       .35       (.08)       .52       (.13)      (.06)
                                       ---------    -------    -------    -------    -------    -------    -------    -------

  Total from investment operations          1.26       1.40       (.08)       .66        .23        .96        .46        .69
                                       ---------    -------    -------    -------    -------    -------    -------    -------

Less Distributions:
  From net investment income                (.27)      (.34)      (.29)      (.29)      (.30)      (.44)      (.44)      (.73)
  From net realized gain                    (.27)      (.04)      (.09)      (.22)      (.16)      (.01)      (.00)      (.00)
                                       ---------    -------    -------    -------    -------    -------    -------    -------

     Total distributions                    (.54)      (.38)      (.38)      (.51)      (.46)      (.45)      (.44)      (.73)
                                       ---------    -------    -------    -------    -------    -------    -------    -------

Net asset value, end of the year       $   11.69    $ 10.97    $  9.95    $ 10.41    $ 10.26    $ 10.49    $  9.98    $  9.96
                                       =========    =======    =======    =======    =======    =======    =======    =======

Total Return                               11.53%     14.11%      (.76%)     6.57%      2.25%      9.78%      4.57%      6.69%

Ratios and Supplemental Data

Net assets, end of year                $ 955,602    $922,948  $812,629   $731,106   $655,028   $706,098   $693,383   $358,604

Ratio of expenses to average net            1.68%       1.47%     1.59%      1.58%      1.83%      1.39%      1.70%      1.40%
asset

Ratio of net investment income to
  average net assets                        4.01%       4.52%     4.59%      4.36%      2.91%      4.22%      5.75%      7.20%

Portfolio turnover rate                    11.43%      14.84%    27.17%     21.00%     28.00%     35.00%     45.00%      0.00%

Average commission rate  paid              .6100%        N/A       N/A        N/A        N/A        N/A        N/A        N/A


                        INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is to realize a combination of income and capital appreciation which will result in the highest total return consistent with safety of principal.

     In seeking to attain the Fund's objective, the Fund intends to pursue a flexible investment policy and invest primarily in common stocks, both growth and income-oriented; corporate bonds and debentures; U.S. Treasury notes and bonds; and short-term money market instruments, such as U.S. Treasury bills, bank certificates of deposit and commercial paper. The Fund seeks to generate real (inflation plus) growth during favorable investment periods and will emphasize income and capital preservation during uncertain investment periods.

     The Fund may purchase common stocks and other equity-type securities, limited to convertible bonds, preferred stocks, warrants, rights and convertible preferred shares. The percentage of assets invested in common stocks, other equity-type securities and in bonds, debentures and short-term money market instruments, such as those set forth in the preceding paragraphs, is not fixed and will vary from time to time depending upon the judgment of management as to general market and economic conditions, trends in investment yields and interest rates and changes in fiscal or monetary policies.

     The Fund may purchase bonds (including debentures) and notes rated A or better at the time of purchase by Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's"). Money market instruments will be commercial paper rated A-1 or higher by S&P or Prime-1 by Moody's; bankers acceptances, cash or short-term time deposits (maturities of 6 months or less, and then no more than 10 percent of the Fund's total assets) in U.S. banks or savings and loans which are members of the Federal Deposit Insurance Corporation; and money market mutual funds which invest primarily in U.S. Government Securities.

     The Fund may also invest in debt securities issued or guaranteed by the United States government and its agencies or instrumentalities. These securities include U.S. Treasury obligations and obligations of certain agencies, such as the Government National Mortgage Association, which are supported by the full faith and credit of the United States, as well as obligations of certain other agencies or instrumentalities, such as the Federal National Mortgage Association, Federal Land Banks and the Federal Farm Credit Administration, which are backed only by the right of the issuer to borrow limited funds from the U.S. Treasury, by the discretionary authority of the U.S. Government to purchase such obligations or by the credit of the agency or instrumentality itself.

     The Fund may invest in shares of other registered investment companies, subject to its investment restrictions and limitations imposed under the Act, and as such will bear its ratable share of those investment companies' expenses, including management fees,
                                       -5-
while at the same time remaining subject to payment of the advisory fee to the Adviser with respect to those assets.


     At times the Fund may be invested without limitation regarding percentage of its assets in common stocks and other equity-type securities. On the other hand, when the Fund believes that, in the light of the current economic and market conditions, its investment objectives may be more readily attainable by investment in fixed-income securities, it may invest without limitation regarding percentage of its assets in corporate bonds and debentures, U.S. Treasury notes or bonds, and in short-term money market instruments. The Fund may invest up to two percent of its net assets in warrants which are not listed on the New York or American Stock Exchange and an additional three percent in warrants which are so listed.

     Through its active management of the portfolio and flexible approach to investing, the Adviser seeks to reduce the degree of negative change in the Fund's net asset value per share in declining markets. However, there is no guarantee that the Adviser will be successful in attaining this goal.


     In seeking to further its investment objective of realizing the highest total return with the assumption of reasonable risks, the distinction between the realization of short-term capital gain taxable as ordinary income and long-term capital gain will not be of primary importance. When the Fund determines that a security should be sold, the security will be sold whether or not it has been held for the required period of time to qualify as a long-term capital gain. In addition, as indicated above, the Fund may purchase securities with a short-term profit objective when the Adviser deems it advisable.

     Except for the Fund's stated investment objective, the above-referenced policies are not fundamental and the Fund's Board of Directors may change such policies without an affirmative vote of a majority of the Fund's outstanding voting securities.

     The Fund's investment objective and investment policies may cause the annual portfolio turnover rate to be higher than the average turnover rate of many other investment companies. It is anticipated that the annual portfolio turnover rate will not exceed 100 percent but may exceed this rate if the Adviser deems changes to the portfolio are appropriate and consistent with the Fund's stated investment objective and policies. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of securities by the average monthly value of the Fund's portfolio securities.

                             INVESTMENT RESTRICTIONS

     The By-laws of the Fund provide the following fundamental investment restrictions, and the Fund may not, except by the vote of a majority of the outstanding voting securities, change such restrictions. A majority of such securities means the vote, at an annual or a special meeting of the shareholders of the Fund duly called, of (i) 67 percent or more of the voting securities present at such meeting, if the holders of more than 50 percent of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50 percent of the outstanding voting securities of the Fund, whichever is less.


     The Fund may not:

     (1) (a) With respect to 75% of the Fund's total assets, invest in the securities of any one issuer (excluding the U.S. Government, its agencies and instrumentalities), if immediately thereafter and as a result of such investment the acquisition cost of the holdings of the Fund in the securities of such issuer exceeds 5% of the Fund's total assets, taken at market value, or

          (b) Invest in the securities of any single issuer, if immediately after and as a result of such investment, the Fund owns more than 10% of the outstanding voting securities of such issuer.

     (2) Act as an underwriter for securities of other issuers.

     (3) Borrow money or purchase securities on margin, but may borrow money from banks as may be necessary for clearances or purchases and sales of securities for temporary or emergency purposes in an amount not to exceed 5 percent of the value of the Fund's assets at the time the loan is made.

     (4) Sell securities short, except for short sales against- the-box.

     (5) Invest more than 25 percent of its assets at the time of purchase in any one industry, except for U.S. Government securities.

     (6) Make investments in commodities, commodity contracts or real estate, although the Fund may purchase and sell securities of companies which deal in real estate or interests therein and whose securities are marketable.

     (7) Make loans except the purchase of a portion of a readily marketable issue of publicly distributed bonds, debentures or other debt securities will not be considered the making of a loan.

     (8) Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, if more than ten percent of the Fund's total assets would be invested in securities of other investment companies, more than five percent of its total assets would be invested in the securities of any one other investment company or the Fund would own more than three percent of any other investment company's securities.

     (9) Invest in companies for the purpose of acquiring control.

     (10) Invest more than 5 percent of the total Fund assets taken at the market value at the time of purchase in securities of companies, except investment companies, with less than three years of continuous operation, including the operation of any predecessor.

     (11) Pledge, mortgage or hypothecate any of its assets.

     (12) Invest more than 10 percent of the Fund's total assets in securities that at the time of purchase have legal or contractual restrictions on resale or which are not readily marketable (including repurchase agreements maturing in more than seven days and over-the-counter options).

                   FUND MANAGEMENT AND THE INVESTMENT ADVISER

     The Fund is controlled by the shareholders who elect the Board of Directors who exercise authority over policy matters of the Fund. The day-to-day operations of the Fund are managed by the Fund's officers subject to the By-laws of the Fund and review of the Board of Directors. Information about the officers and directors of the Fund is provided in the "Statement of Additional Information."


     The Fund has entered into an advisory agreement (the "Agreement") with SCM Associates, Inc., 119 Maple Street, Carrollton, Georgia 30117 (the "Adviser") whereby the Adviser is authorized to manage the Fund's investments. The Adviser has no current agreement for providing investment management services to any other registered investment company. The Adviser served as investment adviser to various entities prior to being employed as an investment adviser of the Fund. Due to his percentage ownership of the Adviser, Dr. Stephen C. McCutcheon, President and Director of the Fund, controls the Adviser. Dr. McCutcheon also serves as the Portfolio Manager of the Fund, as he has done since the Fund's inception in 1989. Prior to the formation of the Fund, Dr. McCutcheon managed certain discretionary investment accounts for individuals, corporations, trusts and retirement funds.

     The Fund has an investment committee composed of Henry W. Blizzard, Vice Chairman and Vice President of the Fund and the Adviser, and Dr. McCutcheon. However, Dr. McCutcheon manages the portfolio of the Fund and makes the final investment decisions.

     The Agreement with the Adviser will continue on an annual basis provided that approval is granted annually by a vote of a majority of the independent directors or by a vote of the holders of a majority of the outstanding voting securities of the Fund. In either condition, the Agreement must be approved (1) by a majority of the directors of the Fund who are neither parties to the Agreement nor interested persons as defined in the Act and (2) at a meeting called for the purpose of voting such approval. The Agreement may be terminated at any time, without the payment of any penalty by the Board of Directors or by a vote of a majority of the outstanding voting securities of the Fund on not more than sixty (60) days' written notice to the Adviser.


     As compensation for its services, the Fund has agreed to pay the Adviser a fee to be computed and paid monthly by multiplying the sum of 0.74% of the average daily closing net assets of the Fund during the previous month by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in Leap Years). For the fiscal year ended December 31, 1996, investment advisory fees were waived by the Adviser. During such period, the Adviser waived its entire fee equal to .74% of the Fund's average net assets.

     The Fund will provide, at its own expense, legal, accounting and auditing fees; insurance and bonding premiums; custodial fees; shareholder report fees; transfer agent fees; registration fees; interest and extraordinary expenses. However, the Adviser has borne the organizational expenses of the Fund. Furthermore, the Agreement provides that should the management fee and other expenses exceed two percent at the end of the fiscal year based on the Fund's daily average net assets, the Adviser would refund the sum necessary to reduce the total cost to the Fund to not more than two percent of the daily average net assets under management during the fiscal year. For the fiscal year ended December 31, 1996, the total expenses of the Fund were 1.68% of average net assets.

     The Fund has also entered into an Administrative Services Contract whereby the Adviser will furnish the Fund with certain administrative services including fund accounting, net asset value calculation and reporting. For its services under the contract, the Fund pays to the Adviser a monthly fee equal to one-twelfth of twenty-five one hundredths of one percent per month (the equivalent of .25 of one percent per annum), of the daily average net assets of the Fund during the month. For the fiscal year ended December 31, 1996, the Fund paid the Adviser $2,320. For the fiscal years ending December 31, 1995 and

December 31, 1994, the Fund paid the Adviser $2,124 and $1,842, respectively.


                               PURCHASE OF SHARES


     Shares of the Fund are purchased by sending a Share Purchase Application to SCM Portfolio Fund, Inc., c/o Fidelity National Bank, 3490 Piedmont Road, Suite 1450, Atlanta, Georgia 30305. The offering price for the Fund's shares is equal to the net asset value per share next determined after receipt of a purchase order by the Fund. There are no sales charges or underwriting commissions. An initial purchase of Fund shares must be at least $2,500 ($1,000 for IRAs), at the current offering price. Subsequent purchases may be made in amounts of $250 ($100 for IRAs) or more. These minimums may be changed at any time. Shareholders will be given at least 30 days' advance notice of any increase in the minimums.


     Purchase orders will be accepted only when accompanied by a Share Purchase Application form and a check or money order in payment of the purchase price. All orders to purchase shares are subject to acceptance or rejection by the Fund and are not binding until so accepted. (Funds to purchase shares may be transmitted to the custodian by wire. Please call 404-240-1557 for wiring or express mail instructions.)

     The Fund will not ordinarily issue certificates for shares purchased. Share certificates representing whole shares are issued only upon the specific request of a shareholder made in writing to the Fund. All shareholders will receive confirmations showing purchases, redemptions and net shares owned.

     The Fund will retain and reinvest automatically dividends and capital gains distributions and use the same for the purchase of additional shares for the shareholder at net asset value as of the close of business on the distributing date. However, a shareholder may at the time of purchase or any time by letter direct the Fund to pay dividends and capital gains distributions to such shareholder in cash. Such change of election applies to dividends and distributions the record dates of which fall on or after the date that the Fund receives the written notice.


Individual Retirement Accounts

     Shares of the Fund are available for purchase through tax-deferred Individual Retirement Accounts ("IRAs"). Application forms and information for IRAs can be obtained from the Fund by calling 770-834-5839. The Fund's custodian, Fidelity National Bank ("Fidelity"), makes available its services as the IRA custodian for each shareholder account that is established as an IRA. For these services, Fidelity receives an annual fee of $10.00 per IRA account, which fee is paid to Fidelity by the IRA shareholder. Fees not paid by the due date will be charged to the IRA account.


                              REDEMPTION OF SHARES

     Shares will be redeemed on request of the shareholder in "proper form" to the Fund: "Proper form" means that the request to redeem must meet all the following requirements:

     (1) It must be in writing sent to SCM Portfolio Fund, Post Office Box 947, Carrollton, Georgia 30117;

     (2) It must be signed by the shareholder (or shareholders) exactly in the manner as the shares are registered, and must specify either the number of shares, or the dollar amount of shares, to be redeemed;

     (3) The signature (or signatures) of the redeeming shareholder (or shareholders) must be guaranteed by a commercial bank, savings bank, broker/dealer firm, clearing agency, or a registered stock exchange, and if the shares are registered in more than one name, then the signature of each of the shareholders must be guaranteed separately;

     (4) If certificates have been issued for the shares being redeemed, the request must be accompanied by such certificates together with a stock power signed by the shareholder (or shareholders), with signature (or signatures) guaranteed in the same manner as described in number three above; and

     (5) If the shares being redeemed are registered in the name of an estate, trust, custodian, guardian, retirement plan or the like, or in the name of a corporation or partnership, documents must also be included which, in the judgment of the Fund or its designated agent, are sufficient to legally establish the authority of the person (or persons) signing the request, with signature (or signatures) guaranteed in the same manner as described in number three above.

     The redemption price will be the net asset value per share next determined after the request to redeem is received by the Fund in "proper form," as defined above. In the event of redemption within six months of purchase of the shares redeemed, one percent (1%) of the redemption amount will be charged by the Fund to defray administrative costs incurred. The fee is treated by the Fund as other income. The proceeds received by the shareholder may be more or less than the cost of such shares, depending upon the net asset value per share at the time of redemption. If, as a result of redemption, the net asset value of a shareholder's remaining shares is less than $1,250, the Fund may involuntarily redeem such remaining shares. Prior to any such involuntary redemption, a redemption notice will be sent by first class mail to the shareholder at the address on the Fund's records. The notice will specify a date no less than thirty (30) days from the date it is mailed, and the remaining shares will be redeemed at net asset value on such date unless the shareholder purchases sufficient additional shares to raise the net asset value of his aggregate share holdings to $1,250 by that date.

     Payment by the Fund will ordinarily be made in cash and within seven (7) days of receipt of the shareholder's request for redemption in "proper form." Funds may also be wired to another bank or trust company. Fidelity National Bank charges a $15 fee for each wire redemption. Please call the custodian (404-240-
1557) for instructions regarding transmittal of a redemption by wire. If shares have been purchased by check, the Fund will make redemption proceeds available upon the clearance of the shareholder's purchase check by the shareholder's bank, which, depending on the location of such bank, could take up to fifteen
(15) days or more.

     The Fund reserves the right to suspend or postpone redemptions during any period when the New York Stock Exchange is closed for other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; or during which an emergency exists such as would make disposal of securities owned by the Fund unreasonable or impracticable or would make determination of the Fund's value impracticable; or for such other periods as the Securities and Exchange Commission may by order permit for protection of the Fund's shareholders.

                                 NET ASSET VALUE

     The net asset value for the Fund's shares is determined as of the close of trading on each day the New York Stock Exchange is open by dividing the net asset value (assets minus liabilities) of the Fund by the number of shares outstanding, the result being adjusted to the nearest whole cent. Except on the last business day of each calendar month, the Fund may omit the determination of net asset value on days when no share purchase or share redemption requests are received. In computing the net asset value of the Fund, securities listed on the New York Stock Exchange, American Stock Exchange or other security exchanges, and securities traded in the Over-The-Counter market shall be valued at their closing sales prices. If no sale has been reported for that day, the last published sale or the last recorded bid price, whichever is the more recent, shall be used, unless in the opinion of the Board of Directors the value thus obtained may not fairly indicate the actual market value, in which case these securities, and any other assets for which market quotations are not readily available, shall be valued at fair value as determined by the management and approved in good faith by the Board of Directors. Debt securities having maturities of less than sixty (60) days are valued by the amortized cost method when the Board of Directors determines in good faith that amortization cost is fair value. Expenses and fees, including the advisory fee, are accrued daily and taken into account for the purpose of determining the net asset value.

                          DISTRIBUTIONS AND TAX STATUS

     The Fund intends to distribute, at least annually, ordinary dividends and net capital gains substantially equal to the Fund's net investment income and net capital gains for each year. There can be no guarantee that the Fund will have such net investment income or net capital gains for annual distribution. All distributions will be automatically reinvested in shares of the Fund, unless the shareholder makes a written request for distributions in cash. Such request must be sent to the Fund at its current mailing address.

     The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. As such, the Fund will not be subject to Federal corporate income tax on net investment income and net capital gains distributed to its shareholders. Shareholders are individually liable for income taxes that may be due on net investment income and net capital gains distributions by the Fund. Any distributions paid shortly after a purchase of shares by an investor will have the effect of reducing the net asset value per share by the amount of such distributions. These distributions, although in effect a return of capital, are subject to taxation.

     The Fund will inform shareholders each year of the amount and nature of the distributions which are taxable to shareholders. Shareholders should consult their own financial adviser concerning the federal, state, and local tax consequences of share ownership. Further tax information is included in the "Statement of Additional Information."

                       CUSTODIAN AND SHAREHOLDER SERVICES


     Fidelity National Bank, 3490 Piedmont Road, Suite 1450, Atlanta, Georgia 30305 (404-240-1557) acts as custodian of all cash and securities of the Fund, and acts as dividend disbursing agent.

     SCM Portfolio Fund acts as its own transfer agent.


                             REPORTS TO SHAREHOLDERS

     The Fund sends all shareholders annual reports containing audited financial statements. In addition, at least semiannually, the Fund sends all shareholders reports containing unaudited financial statements.

     Shareholder inquiries regarding these reports should be addressed to the Fund at P.O. Box 947, Carrollton, Georgia 30117 or by telephone to (770) 834-5839.

                             AUDITORS AND LITIGATION

     McMullan and Company, independent certified public accountants, 1355 Peachtree Street, Atlanta, Georgia, act as independent auditors for the Fund.

     As of the date of this Prospectus, there was no pending or threatened litigation involving the Fund or its Adviser.

                           DESCRIPTION OF COMMON STOCK

     The Fund was incorporated in Georgia on January 14, 1988 with 10,000,000 authorized shares of common stock, $1.00 par value. All the outstanding shares are, and the shares to be issued as contemplated herein will be, duly authorized, fully paid and nonassessable. Each issued and outstanding share has full voting rights and is entitled to one vote on all matters submitted to the shareholders on the election of directors and the selection of independent certified public accountants. No shareholder is entitled to cumulative voting rights or to any preemptive right to acquire securities of the Fund. Each share has equal dividend, distribution, and liquidation rights.

                                OTHER INFORMATION


     On April 1, 1997, James M. Prather, Secretary and Director of the Fund and the Adviser, owned beneficially 24.4 percent of the outstanding shares of the Fund. Lititia H. Stone, an independent Director of the Fund, and her husband, Robert J. Stone, participate in System & Methods, Inc. Pension and Profit Sharing Plans, which owned beneficially on April 1, 1997 47.4 percent of the outstanding shares of the Fund.


     This Prospectus does not contain all the information set forth in the registration statement the Fund has filed with the Securities and Exchange Commission. The complete registration statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by its rules and regulations. Shareholders may also direct inquiries to the Fund by writing or calling the Fund at the address or telephone number provided on the first page of this Prospectus.

                    ---------------------------------------


     No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the Statement of Additional Information dated April 29, 1997 and, if given or made, such information or representations may not be relied upon as having been authorized by SCM Portfolio Fund, Inc. This Prospectus does not constitute an offer to sell securities in any state or jurisdiction in which such offering may not lawfully be made. The delivery of this Prospectus at any time shall not imply that there has been no change in the affairs of SCM Portfolio Fund, Inc. since the date hereon.

                           SHARE PURCHASE APPLICATION


Please make checks payable to:         SCM PORTFOLIO FUND, INC.
                                       c/o Fidelity National Bank - Trust Dept.
                                       3490 Piedmont Road, Suite 1450
                                       Atlanta, GA  30305


  Amount of Investment Attached $____________ (minimum initial purchase $2,500)

        All applications are accepted in Georgia and under Georgia laws.

       (Not for use with IRAs, Keoghs or Simplified Employee Plans (SEP)).

--------------------------------------------------------------------------------
              INSTRUCTIONS                   Please Type or Print Clearly
        Fill in where applicable
--------------------------------------------------------------------------------
Individual

1.                                                               -         -
--------------------------------------------------------------------------------
     First Name     Initial        Last Name              Social Security Number

Joint Tenant, if any,
(with right of survivorship)

2.                                                               -         -
--------------------------------------------------------------------------------
     First Name     Initial        Last Name              Social Security Number


--------------------------------------------------------------------------------

Uniform Gift to Minors

3.
--------------------------------------------------------------------------------
Custodian's Name (Only one allowed by law)            Minor's State of Residence

                                                                 -         -
--------------------------------------------------------------------------------
Minor's Name (Only one allowed by Law)               Minor's Social Security No.


--------------------------------------------------------------------------------

Other
(Corporations, Trusts,
Associations, Partnerships)

4.
--------------------------------------------------------------------------------

                                                                 -         -
--------------------------------------------------------------------------------
                                                          Tax Identification No.

--------------------------------------------------------------------------------

Full Address

Number and Street --------------------------------------------------------------

City ----------------------------------   State---------  Zip ------------------

Citizen of :        |_| United States     |_| Other (Specify)-------------------

Home Telephone No. ---------------------- Business Telephone No. ---------------

--------------------------------------------------------------------------------
Signature

The undersigned has received a current copy of the Company's Prospectus, understands that dividends and distributions will be reinvested in additional shares unless payment in cash is requested in writing, certifies under penalty of perjury that the applicant is not subject to back up withholding for underreporting interest or dividends and the applicant's correct social security (taxpayer identification) number is printed above, and has full authority and legal capacity to purchase shares of the Company.


-----------------------------------------  -------------------------------------
Individual (or Custodian)                  Corporate Officer of Trustee


-----------------------------------------  -------------------------------------
Joint Tenant (if any)                      Title of Corporate Officer or Trustee

--------------------------------------------------------------------------------

                                     -15A-

                                      Custodian

                               Fidelity National Bank

                                    Legal Counsel

                        Stradley, Ronon, Stevens & Young, LLP
                             Philadelphia, Pennsylvania


                        Independent Accountants and Auditors

                                McMullan and Company
                                  Atlanta, Georgia

                                 Investment Adviser

                                SCM Associates, Inc.
                                 Carrollton, Georgia

                                  TABLE OF CONTENTS
                                                                            Page
The Fund.......................................................................
Fund Expenses..................................................................
Financial Highlights...........................................................
Investment Objective and Policies..............................................
Investment Restrictions........................................................
Fund Management and the Investment Adviser.....................................
Purchase of Shares.............................................................
Redemption of Shares...........................................................
Net Asset Value................................................................
Distributions and Tax Status...................................................
Custodian and Shareholder Services.............................................
Reports to Shareholders........................................................
Auditors and Litigation........................................................
Description of Common Stock....................................................
Other Information..............................................................
Share Purchase Application.....................................................


                               SCM Portfolio Fund
                                  Incorporated

                                   Prospectus
                                 April 29, 1997


                      A no-load mutual fund which seeks the
                      highest total return from income and
                      capital appreciation consistent with
                               safety of principal


                                      -16A-

                            SCM PORTFOLIO FUND, INC.
                                  P.O. BOX 947
                            CARROLLTON, GEORGIA 30117

                       STATEMENT OF ADDITIONAL INFORMATION


                                 April 29, 1997

THIS STATEMENT IS NOT A PROSPECTUS BUT SHOULD BE READ IN CONJUNCTION WITH THE CURRENT PROSPECTUS OF SCM PORTFOLIO FUND, INC. (THE "FUND") DATED APRIL 29, 1997. TO OBTAIN THE PROSPECTUS, PLEASE WRITE TO THE FUND AT THE ABOVE ADDRESS.



                                TABLE OF CONTENTS



THE FUND.................................................................B-2

INVESTMENT OBJECTIVES AND POLICIES.......................................B-2

INVESTMENT RESTRICTIONS..................................................B-2

PORTFOLIO SECURITIES.....................................................B-3

SHARE PURCHASES AND REDEMPTIONS..........................................B-5

NET ASSET VALUE..........................................................B-5

FUND MANAGEMENT AND THE INVESTMENT ADVISER...............................B-5

OFFICERS AND DIRECTORS OF THE FUND.......................................B-6

CONTROL PERSONS..........................................................B-7

BROKERAGE................................................................B-8

TAX INFORMATION..........................................................B-9

CUSTODIAN AND TRANSFER AGENT.............................................B-10

REPORTS TO SHAREHOLDERS..................................................B-10

AUDITORS AND LITIGATION..................................................B-10

OTHER INFORMATION........................................................B-10

FINANCIAL STATEMENTS.....................................................B-12

                                    THE FUND


     The Fund is a diversified open-end management investment company which was incorporated in Georgia on January 14, 1988. The registered office of the Fund is 119 Maple Street, Carrollton, Georgia, and the mailing address is P.O. Box 947, Carrollton, Georgia 30117.


                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objective and policies of the Fund are described in the Prospectus under the heading "Investment Objective and Policies."

                             INVESTMENT RESTRICTIONS

     The By-laws of the Fund provide the following fundamental investment restrictions, and the Fund may not, except by the vote of a majority of the outstanding voting securities, change such restrictions. A majority of such securities means the vote, at an annual or a special meeting of the shareholders of the Fund duly called, of (i) 67 percent or more of the voting securities at such meeting, if the holders of more than 50 percent of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50 percent of the outstanding voting securities of the Fund, whichever is less.

     The Fund may not:

     (1) (a) With respect to 75% of the Fund's total assets, invest in the securities of any one issuer (excluding the U.S. Government, its agencies and instrumentalities), if immediately thereafter and as a result of such investment the acquisition cost of the holdings of the Fund in the securities of such issuer exceeds 5% of the Fund's total assets, taken at market value, or

          (b) Invest in the securities of any single issuer, if immediately after and as a result of such investment, the Fund owns more than 10% of the outstanding voting securities of such issuer.

     (2) Act as an underwriter for securities of other issuers.

     (3) Borrow money or purchase securities on margin, but may borrow money from banks as may be necessary for clearances or purchases and sales of securities for temporary or emergency purposes in an amount not to exceed 5 percent of the value of the Fund's assets at the time the loan is made.

     (4) Sell securities short, except for short sales against- the-box.

     (5) Invest more than 25 percent of its assets at the time of purchase in any one industry, except for U.S. Government securities.

     (6) Make investments in commodities, commodity contracts or real estate, although the Fund may purchase and sell securities of companies which deal in real estate or interests therein and whose securities are marketable.

     (7) Make loans except the purchase of a portion of a readily marketable issue of publicly distributed bonds, debentures or other debt securities will not be considered the making of a loan.

     (8) Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, if more than ten percent of the Fund's total assets would be invested in securities of other investment companies, more than five percent of its total assets would be invested in the securities of any one other investment company or the Fund would own more than three percent of any other investment company's securities.

     (9) Invest in companies for the purpose of acquiring control.

     (10) Invest more than 5 percent of the total Fund assets taken at the market value at the time of purchase in securities of companies, except investment companies, with less than three years of continuous operation, including the operation of any predecessor.

     (11) Pledge, mortgage or hypothecate any of its assets.

     (12) Invest more than 10 percent of the Fund's total assets in securities that at the time of purchase have legal or contractual restrictions on resale or which are not readily marketable (including repurchase agreements maturing in more than seven days and over-the-counter options).

                              PORTFOLIO SECURITIES

     Though the Fund primarily intends to invest in publicly traded common stocks, the following information provides brief descriptions of certain other securities in which the Fund may invest. Prospective investors should read and understand the factors disclosed in the "Investment Objective and Policies" section of the Prospectus before purchasing shares in the Fund.

     The Fund may invest in warrants which give the holder the right to purchase a specified amount of a company's common stock at a stipulated price for a specified period of time. Due to the leverage characteristics of warrants, market price volatility of these securities is usually much greater than that of the related common stock.

     The Fund may invest in rights which normally have a significantly shorter-term life than warrants and give the holder the opportunity to purchase a specified number of shares of a new issue of a company at a specified price. The failure to exercise such rights results in a dilution of a shareholder's interest in the company.

     The Fund may invest up to 5% of its assets in GNMA Mortgage- Backed Securities ("GNMA's"). GNMA's are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans, issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, are either insured by the Federal Housing Administration (FHA) or guaranteed by the Veterans Administration (VA). A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, a Federal Government corporation within the U.S. Department of Housing and Urban Development, the timely payment of interest and principal on each mortgage is guaranteed by the full faith and credit of the Federal Government. As mortgage-backed securities, GNMA's differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. Also, the underlying mortgage loans may be paid off prior to maturity due to a sale of the secured real estate or refinancing due to changes in interest rates and the Fund may not be able to replace those securities on similar terms.

     The Fund, subject to its investment restrictions and limitations imposed under the Act, may invest in American Depository Receipts ("ADRs") or in shares of other registered investment companies whose portfolios are invested in foreign securities. Investing in foreign securities involves substantial risks not typically associated with investing in securities of domestic companies. Investing in securities of foreign issuers and the attendant holding of foreign currencies could cause the Fund to be affected favorably or unfavorably by changes in currency exchange rates. In addition, less information may be available about foreign companies than about domestic companies and foreign companies may not be subject to reporting or accounting standards and requirements comparable to those applicable to domestic securities and their markets. Securities of some foreign companies may involve greater market risk than securities of domestic companies and foreign brokerage commissions and other fees are generally higher than those in the United States. Certain costs, including currency exchange price spreads, are often incurred to cover currency exchange service charges. Investments in foreign securities may also be subject to local economic or political risks, including instability of some foreign governments, the imposition of withholding taxes on dividend or interest payments, foreign exchange controls (which could suspend the ability to transfer currency from a given country) and the potential for expropriation, confiscatory taxation or nationalization of the assets of the companies issuing the securities.

     The Fund does not currently intend to enter into repurchase agreements or reverse repurchase agreements, or purchase options or futures contracts.

                         SHARE PURCHASES AND REDEMPTIONS

     The Prospectus describes the manner in which the Fund's shares may be purchased or redeemed. See "Purchase of Shares" and "Redemption of Shares" in the Prospectus.


Individual Retirement Accounts (IRA)

     Individuals who are not active participants (and, when a joint return is filed, who do not have a spouse who is an active participant) in an employer maintained retirement plan are eligible to contribute on a deductible basis to an IRA account. The IRA deduction is also retained for individual taxpayers and married couples with adjusted gross incomes not in excess of certain specified limits. All individuals who have earned income may make nondeductible IRA contributions to the extent that they are not eligible for a deductible contribution. Income earned by an IRA account will continue to be tax deferred. A special IRA program is available for employers under which the employers may establish IRA accounts for their employees in lieu of establishing tax-qualified retirement plans. Known as SEP-IRAs (Simplified Employee Pension-IRA), they free the employer of the recordkeeping requirements of establishing and maintaining a tax-qualified retirement plan trust. Effective January 1, 1997, a new type of special IRA program is available for employers that is known as a SIMPLE Retirement Plan. A SIMPLE permits eligible employers to contribute up to $6,000 per year out of their wages or salary to an IRA on a before-tax basis, with only a modest employer contribution requirement.


                                 NET ASSET VALUE

     The Prospectus, under the heading "Net Asset Value," describes how and when the Fund's net value is determined.

                   FUND MANAGEMENT AND THE INVESTMENT ADVISER

     The Fund is controlled by the shareholders who elect the Board of Directors, which exercises authority over policy matters of the Fund. The officers of the Fund conduct the day-to-day management of the Fund, and SCM Associates, Inc. (the "Adviser") serves as investment adviser. Dr. Stephen C. McCutcheon, President and Director of the Fund, controls the Adviser due to his percentage ownership of the Adviser, and is generally responsible for all of its investment decisions. Dr. McCutcheon, prior to the formation of the Fund, managed certain discretionary investment accounts for individuals, corporations, trusts and retirement funds. Dr. McCutcheon has managed the portfolio of the Fund since its inception.

     The Fund has entered into an advisory agreement (the "Agreement") with the Adviser whereby the Adviser is authorized to manage the Fund's investments. The Agreement will continue on an annual basis provided that approval is granted annually by a vote of a majority of the independent directors or by a vote of the holders of a majority of the outstanding voting securities of the Fund. In either condition, the Agreement must be approved (1) by a majority of the directors of the Fund who are neither parties to the Agreement nor interested persons as that term is defined in the Investment Company Act of 1940 and (2) at a meeting called for the purpose of voting such approval. The Agreement may be terminated at any time, without the payment of any penalty by the Board of Directors or by a vote of a majority of the outstanding voting securities of the Fund on not more than sixty (60) days' written notice to the Adviser.


     As compensation for its services, the Fund has agreed to pay the Adviser a fee to be computed and paid monthly by multiplying the sum of 0.74% of the average daily closing net assets of the Fund during the previous month by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in Leap Years). For the fiscal years ended December 31, 1996, 1995 and 1994, the Adviser waived its fee.


     The Fund will provide legal, accounting and auditing fees; insurance and bonding premiums; custodial fees; shareholder reports; transfer agent fees; registration fees; Federal and state taxes; interest and extraordinary expenses. Furthermore, the Agreement provides that should the management fee and other expenses exceed two percent at the end of the fiscal year based on the Fund's daily average net assets, the Adviser would refund the sum necessary to reduce the total cost to the Fund to not more than two percent of the daily average assets under management during the fiscal year.

                       OFFICERS AND DIRECTORS OF THE FUND

                                                              Principal Occupation and
Name, Address and Age               Position                  Affiliation for Past Five Years

Stephen C. McCutcheon*, 58          President and             President and Director
123 Ole Hickory Trail               Director                  of SCM Associates, Inc. and Southern Capital
Carrollton, GA 30117                                          Management Company.

Henry W. Blizzard *, 57             Vice President            Law Partner, Sherrill, Batts, Mathews and
202 Wellington Road                 and Director              Blizzard; Vice President and Director of
Athens, AL  35611                                             SCM Associates, Inc. and Southern Capital
                                                              Management Company.

James M. Prather*, 52               Secretary and             Dentist; Secretary and Director of SCM
175 Fairlawn Drive                  Director                  Associates, Inc. and Southern Capital
Carrollton, GA 30117                                          Management Company.

Cynthia B. McCutcheon (1), 58       Treasurer                 Operations Manager, Treasurer and Director
123 Ole Hickory Trail                                         of SCM Associates, Inc. and Director of
Carrollton, GA 30117                                          Southern Capital Management Company.

William L. McGee, 50                Director                  Veterinarian
291 Tyus Carrollton Road
Carrollton, GA 30117

Lititia Stone, 52                   Director                  Treasurer/Director Systems & Methods,
130 Ole Hickory Trail                                         Incorporated
Carrollton, GA 30117


* "Interested Person" as that term is defined by the Investment Company Act of 1940.

(1)  Cynthia B. McCutcheon is the wife of Stephen C. McCutcheon.


     The Directors of the Fund met in person three times during fiscal year 1996, and otherwise conducted the Fund's business three additional times by unanimous written consent, in accordance with applicable law. No Director of the Fund receives compensation from the Fund for acting as Director.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


     Systems & Methods, Inc. Pension and Profit Sharing Plans, 119 Maple Street, Carrollton, Georgia 30117, owned beneficially 47.4 percent of the outstanding shares of the Fund on April 1, 1997. Due to its percentage ownership of the shares of the Fund, the Plans are deemed to control the Fund and will have a substantial effect on the outcome of any matter submitted to shareholders of the Fund for a vote. Shareholders who owned five percent or more of the shares of the Fund on April 1, 1997 are as follows:

                                                         % Record
Name                   Address                           Ownership


James M. Prather       175 Fairlawn Drive                   24.4
                       Carrollton, GA 30117

Daniel K. Blizzard     515 N. Jefferson Street               6.4
                       Athens, AL  35611

Henry W. Blizzard      202 Wellington Road                   5.6
                       Athens, AL  35611

Lititia H. Stone, an independent director of the Fund, and her husband, Robert
J. Stone, are participants in System & Methods, Inc. Pension and Profit Sharing Plans. As of April 1, 1997, the directors and officers as a group owned 82.47% or 68,979.552 of the outstanding shares of the Fund.


                                    BROKERAGE

     The Adviser is responsible for the investment decisions of the Fund and as such will select members of securities exchanges, brokers and dealers (collectively "brokers") for the execution of the Fund's portfolio transactions and, when applicable, the negotiation of commissions in connection therewith.

     Purchase and sale orders usually will be placed with brokers who are considered by the Adviser as those able to achieve "best execution" of such orders. "Best execution" means prompt and reliable execution at the most favorable security price. The overall determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transactions at all where a large block is involved, availability of the broker to stand ready to execute possible difficult transactions in the future, and the financial strength and stability of the broker. Such commissions are judgmental and are weighed by the Adviser in determining the overall reasonableness of brokerage commissions.

     The Adviser is authorized to allocate brokerage and principal business to brokers who have provided brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, for the Fund and, as to transactions to which fixed minimum commission rates are not applicable, to cause the Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if the Adviser in making the recommendation in question determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund and the other accounts, if any, as to which it exercises investment discretion. In reaching such determination, the Adviser is required to place or attempt to place a specific dollar value on the research or execution services of a broker or on the portion of any commission reflecting either of said services. In demonstrating that such determinations were made in good faith, the Adviser shall be prepared to show that all commissions were allocated and paid for purposes contemplated by the Fund's brokerage policy; that commissions were recommended or paid only for products or services which provide lawful and appropriate assistance to the Adviser in the performance of its investment research, advice and supervision for the Fund; and that the commissions paid were within a reasonable range. The determination that commissions were within a reasonable range shall be based on any available information as to the level of commissions known to be charged by other brokers on comparable transactions, but there shall be taken into account the Fund's policies (i) that obtaining a low commission is deemed secondary to obtaining a favorable price than to pay the lowest commission; and (ii) that the quality, comprehensiveness and frequency of research studies which are provided for the Fund and the Adviser are useful to the Adviser in performing its advisory services under its contract with the Fund. Research services provided by brokers to the Fund or the Adviser are considered to be in addition to, and not in lieu of, services required to be performed by the Adviser under its contract with the Fund. Research furnished by brokers through whom the Fund effects securities transactions may be used by the Adviser for any accounts it may service, and not all such research may be used by the Adviser for the Fund. When execution of portfolio transactions is allocated to brokers trading on exchanges with fixed brokerage commission rates, account may be taken of various services provided by the broker deemed beneficial to the Fund.


     The aggregate amount of brokerage commissions paid by the Fund for the fiscal years ended December 31, 1996, 1995 and 1994 was $876.10, $1,197.20, and
$1,801.02, respectively.


     Insofar as known to management, no Director or Officer of the Fund, nor the Adviser or any persons affiliated with either of them, has any material direct or indirect interest in any broker which may be employed by or on behalf of the Fund.

                                 TAX INFORMATION

     The Fund intends to comply with all the requirements for qualification as a regulated investment company; however, there can be no assurance that the Fund will so qualify and maintain its status as a regulated investment company. In any calendar year in which the Fund qualifies and elects to be treated as a regulated investment company, it will be relieved of federal tax on distributions of at least 97 percent of its ordinary income and 98 percent of its capital gain net income, plus any undistributed income from the preceding year. Alternatively, if the Fund were unable for any reason to maintain its status as a regulated investment company for any taxable year, the Fund would be subject to Federal income tax as an ordinary corporation on its taxable income, if any, without any deduction for distributions to shareholders. In such event, the amount of cash available for distributions to shareholders would be reduced because of the Fund's tax liability and all distributions made to shareholders (other than in liquidation) would be treated as ordinary income to the extent of the Fund's earnings and profits.

     A description of the tax consequences of share ownership is contained in the Prospectus under "Distributions and Tax Status."

                          CUSTODIAN AND TRANSFER AGENT


     Fidelity National Bank, Securities Centre, 3490 Piedmont Road, Suite 1450, Atlanta, Georgia 30305 (404) 240-1557, acts as custodian of all cash and securities of the Fund. SCM Portfolio Fund acts as its own transfer agent.


                             REPORTS TO SHAREHOLDERS

     Each time a shareholder invests, redeems or receives a distribution, the Fund sends a confirmation showing the date, nature of the transactions; the dollar amount; the number of shares added or subtracted in the account; the value per share; and the total number of shares in the account after the transaction. The Fund also sends all shareholders annual reports containing audited financial statements and other periodic reports, and semiannually, reports containing unaudited financial statements.

     Shareholder inquiries should be addressed to the Fund at P.O. Box 947, Carrollton, Georgia 30117 or by telephone to (770) 834-5839.

                             AUDITORS AND LITIGATION

     McMullan and Company, Certified Public Accountants, 1355 Peachtree Street, Atlanta, Georgia, have been selected by the Board of Directors of the Fund as independent accountants and auditors. McMullan and Company have no direct or indirect financial interest in the Fund or the Adviser. The Fund is not involved in any pending legal proceedings.

                                OTHER INFORMATION

     The Prospectus and Statement of Additional Information do not contain all of the information included in the registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

     Statements contained in the Prospectus and Statement of Additional Information as to the contents of any contract or other documents referred to are not necessarily complete and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

                            SCM PORTFOLIO FUND, INC.

                              FINANCIAL STATEMENTS


                                DECEMBER 31, 1996

                                TABLE OF CONTENTS

                                                                          Page

Independent Auditor's Report                                                 1

Statement of Assets and Liabilities                                          2

Schedule of Investments                                                  3 - 4

Statement of Operations                                                      5

Statements of Changes in Net Assets                                          6

Notes to Financial Statements                                            7 - 8

Supplementary Information

            Selected Per Share Data and Ratios                              10

            Auditor's Report on Internal Control Structures                 11

                          INDEPENDENT AUDITOR'S REPORT



To the Board of Directors and Shareholders
SCM Portfolio Fund, Inc.


     We have audited the accompanying statement of assets and liabilities of SCM Portfolio Fund, Inc., including the schedule of investments, as of December 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1996 and 1995, and selected per share data and ratios for the years ended December 31, 1996, 1995, 1994, 1993, 1992, 1991, 1990, and 1989. These financial statements, per share data and ratios are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of SCM Portfolio Fund, Inc. as of December 31, 1996, and the results of its operations for the year then ended, the changes in its net assets for the years ended December 31, 1996 and 1995, and the selected per share data and ratios for the years ended December 31, 1996, 1995, 1994, 1993, 1992, 1991,
1990, and 1989, in conformity with generally accepted accounting principles.



                                          /s/ McMullan and Company
                                          CERTIFIED PUBLIC ACCOUNTANTS


January 9, 1997
Atlanta, Georgia

                            SCM PORTFOLIO FUND, INC.

                       STATEMENT OF ASSETS AND LIABILITIES


                                DECEMBER 31, 1996


                                     ASSETS


ASSETS
      Investment in Securities, at market values
            (identified cost - $420,871)                       $547,259

      Cash equivalents                                          402,480

      Cash in custodial account and premium reserve               3,057

      Dividends and interest receivables                          4,325
                                                               --------

                                                               $957,121
                                                               ========


                                   LIABILITIES

LIABILITIES

      Accounts payable                                         $  1,519



NET ASSETS (Equivalent to $11.69 per share
      based on 81,743.816 shares outstanding;
      10,000,000 shares authorized)                             955,602
                                                               --------

                                                               $957,121
                                                               ========

Net assets consist of:

      Capital paid in                                          $827,138

      Unrealized appreciation on investments                    128,143

      Accumulated undistributed net investment income               321
                                                               --------

                                                               $955,602
                                                               ========



                  The accompanying notes are an integral part
                         of these financial statements.

                            SCM PORTFOLIO FUND, INC.

                             SCHEDULE OF INVESTMENTS


                                DECEMBER 31, 1996

                                                            Number of
                                                            Shares of           Market
                                                           Face Amount           Value

CASH EQUIVALENTS (42.4%)
      Fidelity National Bank Money Market Cl. III
            (cost $3402.480)                                 $402,480          $402,480
                                                                               ========

SECURITIES (57.6%)
  U.S. Government Obligations (5.3%)
      U.S. Treasury Notes, 6.375%, January 15, 1999          $ 50,000          $ 50,500
                                                                               --------

                  Total (cost - $49,981)                                         50,500
                                                                               --------

  Preferred stocks (1.8%)
      General Motors Corp., 9.125%, Series B                      600            16,722
                                                                               --------

                  Total (cost - $15,000)                                         16,722
                                                                               --------

  Common stocks (50.5%)
      Business Equipment (1.6%)
            Hewlett Packard Company                               300            15,075
      Business Services (.9%)
            Automotic Data Processing                             200             8,574
      Chemical - Basic Material (5.0%)
            PPG Industries                                        400            22,448
            Sigma Aldrich Corp.                                   400            24,972
      Chemical - Specialty Material (.6%)
            Pall Corp.                                            300             7,686
      Consumer Goods - Apparel, Textiles (.6%)
            Hartmarx Corp.                                      1,000             5,620
      Consumer Goods - Drugs (8.3%)
            Abbott Labs                                           400            20,300
            Amgen, Inc.                                           100             5,437
            Bristol Myers Squibb Co.                              200            21,800
            Merck & Co.                                           400            31,848
      Consumer Goods - Foods (65%)
            Coca Cola Company                                     200            10,524
            Flowers Industries                                  1,000            21,500
            H. J. Heinz                                           650            23,238
            Sysco Corporation                                     200             6,524
      Consumer Goods - Retail (4.0%)
            Home Depot                                            500            25,060
            Walmart Stores, Inc.                                  400             9,100
            Office Depot                                          200             3,574

                                   -CONTINUED-

                   The accompanying notes are an integral part
                         of these financial statements.

                            SCM PORTFOLIO FUND, INC.

                       SCHEDULE OF INVESTMENTS - CONTINUES

                                DECEMBER 31, 1996

                                                               Number of
                                                               Shares of          Market
                                                              Face Amount         Value

SECURITIES - CONTINUED
      Electric & Electronic Mach/Equip/Supply (3.7%)
            General Electric Company                               100             9,887
            Intel Corp.                                            100            13,093
            Motorola, Inc.                                         200            12,250
      Energy - Oil - International (1.2%)
            Pennzoil Co.                                           200            11,300
      Environmental Control Services (1.4%)
            WMX Technologies, Inc.                                 400            13,000
      Financial - Banks (2.5%)
            Synovus Financial Corp.                                750            24,090
      Financial - Insurance (1.1%)
            Torchmark Corp.                                        200            10,100
      Household Products (1.4%)
            Rubbermaid, Inc.                                       600            13,572
      Paper and Allied Products (.9%)
            Minnesota Mining & Manuf. Co.                          100             8,300
      Primary Metals Industries (.7%)
            USX U.S. Steel                                         200             6,274
      Railroads (.9%)
            Norfolk Southern Corp.                                 100             8,800
      Utilities - Electric (1.3%)
            Southern Company                                       200             4,524
            Teco Energy, Inc.                                      300             7,236
      Utilities - Telephone (4.7%)
            Bell Atlantic Corp.                                    200            12,950
            GTE Corp.                                              700            31,759
      Utilities - Gas (1.3%)
            Atlanta Gas Light Co.                                  600            12,672
      Wholesale Trade - Durable Goods (.9%)
            Genuine Parts Company                                  200             8,900
                                                                                --------
                  Total (costs - $365,883)                                       480,037
                                                                                --------
                  Total securities (cost - $480,670)                            $547,259
                                                                                ========


                  The accompanying notes are an integral part
                         of these financial statements.

                            SCM PORTFOLIO FUND, INC.

                             STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1996


INVESTMENT INCOME
      Income
            Interest                                                            $ 24,819
            Dividends                                                             12,309
                                                                                --------

                                                                                  37,128
                                                                                --------

      Expenses
            Administrative fees                                                    2,320
            Custodial fees                                                         2,689
            Fidelity bond                                                          1,022
            Legal expenses                                                         2,354
            Taxes and security fees                                                  522
            Registration and reports                                                 350
            Accounting and auditing                                                4,050
            Miscellaneous fund expenses                                            2,241
                                                                                --------

                                                                                  15,548
                                                                                --------

                  Net investment income                                           21,580
                                                                                --------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
      Net realized gain and securities transaction                                21,445
      Change in unrealized appreciation of investments
            for the year                                                          58,081
                                                                                --------

                  Net gain on investments                                         79,526
                                                                                --------

                  Net increase in net assets resulting from operations          $101,106
                                                                                ========


                  The accompanying notes are an integral part
                         of these financial statements.

                            SCM PORTFOLIO FUND, INC.

                       STATEMENTS OF CHANGES IN NET ASSETS

                      YEAR ENDED DECEMBER 31, 1996 AND 1995

                                                                   1996                1995
OPERATIONS
      Net investment income                                      $  21,580           $  25,891
      Net realized gain on security transactions                    21,445               3,333
      Change in unrealized appreciation                             58,081              82,899
                                                                 ---------           ---------

            Increase (decrease) in net assets resulting
                  from operations                                  101,106             112,123
                                                                 ---------           ---------

CAPITAL SHARE TRANSACTIONS
      Proceeds from issuance of shares                               3,000             148,000
      Reinvestment of dividends                                     21,545              25,806
      Reinvestment of gain distribution                             21,445               3,333
      Cost of shares redeemed                                      (71,452)           (149,804)
                                                                 ---------           ---------

            (Decrease) increase in net assets from
            capital share transactions                             (25,462)             27,335
                                                                 ---------           ---------

DIVIDEND PAID
      From net investment income                                   (21,545)            (25,806)
      From realized capital gains                                  (21,445)             (7,468)
                                                                 ---------           ---------

            Decrease in net assets from dividends paid             (42,990)            (29,139)
                                                                 ---------           ---------

                  TOTAL INCREASE IN NET ASSETS                      32,654             110,319

Balance at beginning of period                                     922,948             812,629
                                                                 ---------           ---------

Balance at end of period (including undistributed
      net investment income of $321 and $287,
      respectively)                                              $ 955,602           $ 922,948
                                                                 =========           =========


                   The accompanying notes are an integral part
                         of these financial statements.

                            SCM PORTFOLIO FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS


                                DECEMBER 31, 1996



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The SCM Portfolio Fund, Inc. (the Fund) is a diversified, open-end, fully managed investment company. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     Security Valuation

     Investments in securities are stated at market values based on the latest quoted market prices.

     Cash Equivalents

     Cash equivalents represent temporary investments in bank money market account, and are stated at cost which approximates market value.

     Federal Income Taxes


     No provision for federal income taxes is considered necessary since the Fund intends to distribute substantially all of its taxable net income, including any realized net gains on investment, and to otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The identified cost method of determining the cost of investments for purposes of computing gains or losses from securities transactions is used for tax purposes.


     Other

     As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis.

NOTE 2 - PURCHASES AND SALES OF SECURITIES


     Purchases and sales of securities other than United States government obligations and cash equivalents aggregated $56,613 and $66,606, respectively. During 1996, no United States government obligations were purchased; $49,807 were redeemed. Purchases exceeded sales (maturities) of cash equivalents by $34,232 for the year. For federal income tax purposes, the identified cost of investments owned (securities and cash equivalents) as of December 31, 1996, was $823,351.

                            SCM PORTFOLIO FUND, INC.

                                DECEMBER 31, 1996



NOTE 3 - CAPITAL STOCK


     Transactions in capital stock for the year ended December 31, 1996, were as follows:

                                              Shares               Amount
Shares sold                                    261,752           $  3,000
Shares issued in reinvestment of:

      Dividends                             1,8567.217              21,545
      Capital gains distribution             1,817.333              21,445
                                           -----------           --------

                                             3,936.302             45,990

Shares acquired                             (6,343.008)           (71,452)
                                           -----------           --------

Net increase                                (2,406.706)          $(25,462)
                                           ===========           ========



NOTE 4 - INVESTMENT ADVISORY FEES AND ADMINISTRATIVE COSTS


     The Company is party to an Investment Advisory Contract that provides for fees to be computed at an annual rate of 0.74 percent of the Company's average daily net assets. The Company's president is also president of the investment adviser. The agreement provides for an expense reimbursement from the investment adviser to the extent that the Company's total expenses exceed 2% of the Company's daily net assets. For the year ended December 31, 1996, no fees were paid. The adviser waived the balance of its fees.

     The Company is also party to an Administrative Services Contract with the same adviser. This contract provides for fees to be computed at an annual rate of 0.25% of the Company's average daily net assets. Fees under this contract have been recognized for 1996 at $2,320.

                            SUPPLEMENTARY INFORMATION

                            SCM PORTFOLIO FUND, INC.

                            SUPPLEMENTARY INFORMATION
                       SELECTED PER SHARE DATA AND RATIOS

               THE YEARS ENDED DECEMBER 31, 1996, 1995 1994, 1993,
                            1992, 1991, 1990 AND 1989


                                                                   Year Ended December 31,
                                                       1996                   1995                   1994
Selected Per-Share Data

      Net asset value, beginning
            of year                               $       10.97            $      9.95            $     10.41
                                                  -------------            -----------            -----------

Income from investment
      Operations:
            Net investment income                           .28                    .32                    .31
            Net realized and
                  unrealized gain (loss)
                  on investments                            .98                   1.08                   (.39)
                                                  -------------            -----------            -----------

            Total from investment
                  operations                               1.26                   1.40                   (.08)
                                                  -------------            -----------            -----------

Less Distributions:
      From net investment income                           (.27)                  (.34)                  (.29)
      From net realized gain                               (.27)                  (.04)                  (.09)
                                                  -------------            -----------            -----------

            Total distributions                            (.54)                  (.38)                  (.38)
                                                  -------------            -----------            -----------

Net asset value, end
      of the year                                 $       11.69            $     10.97            $      9.95
                                                  =============            ===========            ===========

Total Return                                              11.53%                 14.11%                  (.76)%

Ratios and Supplemental Data

Net assets, end of year                           $     955,602            $   922,948            $   812,629

Ration of expenses to
      average net assets                                   1.68%                  1.47%                  1.59%

Ratio of net investment
      income to average net assets                         4.01%                  4.52%                  4.59%

Portfolio turnover rate                                   11.43%                 14.84%                 27.17%

Average Commission rate paid                              .6100%                   N/A                    N/A

                                      Year Ended December 31,
    1993                  1992                   1991                   1990                    1989

$     10.26            $     10.49            $      9.98            $      9.96            $     10.00
-----------            -----------            -----------            -----------            -----------

        .31                    .31                    .44                    .59                    .75

        .35                   (.08)                   .52                   (.13)                  (.06)
-----------            -----------            -----------            -----------            -----------

        .66                    .23                    .96                    .46                    .69
-----------            -----------            -----------            -----------            -----------

       (.29)                  (.30)                  (.44)                  (.44)                  (.73)
       (.22)                  (.16)                  (.01)                  (.00)                   .00
-----------            -----------            -----------            -----------            -----------

       (.51)                  (.46)                  (.45)                  (.44)                  (.73)
-----------            -----------            -----------            -----------            -----------

$     10.41            $     10.26            $     10.49            $      9.98            $      9.96
===========            ===========            ===========            ===========            ===========

       6.57%                  2.25%                  9.78%                  4.57%                  6.69%



$   731,106            $   655,028            $   706,098            $   693,383            $   358,406

       1.58%                  1.83%                  1.39%                  1.70%                  1.40%

       4.36%                  2.91%                  4.22%                  5.75%                  7.20%

      21.00%                 28.00%                 35.00%                 45.00%                  0.00%

        N/A                    N/A                    N/A                    N/A                    N/A

                 AUDITOR'S REPORT ON INTERNAL CONTROL STRUCTURE


Board of Directors
SCM Portfolio Fund, Inc.



     In planning and performing our audit of the financial statements of SCM Portfolio Fund, Inc. for the year ended December 31, 1996, we considered its internal control structure, including procedures for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, not to provide assurance on the internal control structure.


     The management of SCM Portfolio Fund, Inc. is responsible for establishing and maintaining an internal control structure. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of internal control structure policies and procedures. Two of the objectives of an internal control structure are to provide management with reasonable, but not absolute, assurance that assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization and recorded properly to permit preparation of financial statements in conformity with generally accepted accounting principles.

     Because of inherent limitations in any internal control structure, errors or irregularities may occur and not be detected. Also, projection of any evaluation of the structure to future periods is subject to the risk that it may become inadequate because of changes in conditions or that the effectiveness of the design and operation may deteriorate.


     Our consideration of the internal control structure would not necessarily disclose all matters in the internal control structure that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of the specific internal control structure elements does not reduce to a relatively low level the risk that errors or irregularities in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving the internal control structure, including procedures for safeguarding securities, that we consider to be material weaknesses as defined above as of December 31, 1996.


     This report is intended solely for the information and use of management and the Securities and Exchange Commission.




                                     /s/ McMullan and Company
                                     CERTIFIED PUBLIC ACCOUNTANTS


January 9, 1997
Atlanta, Georgia

                                     PART C

                                OTHER INFORMATION



Item 24.  Financial Statements and Exhibits

          (a)  Financial Statements
               (1)  Financial Highlights - Part A
               (2)  Independent Auditors Report - Part B
               (3)  Statement of Assets and Liabilities - Part B
               (4)  Schedule of Investments - Part B
               (5)  Statement of Changes in Net Assets - Part B
               (6)  Notes to Financial Statements - Part B
               (7) Supplementary Information - Selected Per Share Data and Ratios - Part B


          (b)  Exhibits
               (1)  Articles of Incorporation*
               (2)  Bylaws of the Company, as amended*
               (3)  Voting Trust Agreement - Not Applicable
               (4)  Specimen of Capital Stock*
               (5) Investment Adviser Contract between Registrant and SCM Associates, Inc.
               (6)  Underwriting or Distribution Contract - Not Applicable
               (7)  Pension, Bonus or Similar Contracts - Not Applicable
               (8) Custodian Agreement between Registrant and Fidelity National Bank*
               (9) Other Material Contracts: Administrative Services Contract between Registrant and SCM Associates, Inc.
               (10) (a)  Opinion and Consent of Counsel*
                    (b)  Representation Letter of Messrs. Stradley, Ronon,
                         Stevens & Young, legal counsel for Registrant
               (11) Other Opinions and Consents: Consent of McMullan and Company
               (12) Other Financial Statements - Not Applicable
               (13) Initial Capital Agreements - Not Applicable
               (14) Model Retirement Plan - Not Applicable
               (15) Rule 12b-1 Plan - Not Applicable
               (16) Schedule for Computation of Performance Quotations - Not
                    Applicable
               (17) Financial Data Schedule

--------------
* Incorporated by reference to Post-Effective Amendment No. 8 to Registrant's Registration Statement, filed via EDGAR on April 28, 1996.

Item 25.  Persons Controlled By or Under Common Control with Registrant

          Inapplicable.

Item 26.  Number of Holders of Securities


                                                              Number of
          Title of Class                                      Record Holders
          Common Stock, par value $1.00 per share                  13


Item 27.  Indemnification

          Under Article Eleven, Section 11.01 of the Registrant's By-Laws, any person who was or is a party or is threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is a current or former director or officer of the Registrant, or is or was serving while a director or officer of the Registrant at the request of the Registrant as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, enterprise or employee benefit plan, shall be indemnified by the Registrant against judgments, penalties, fines, excise taxes, settlements and reasonable expenses (including attorneys' fees) actually incurred by such person in connection with such action, suit or proceeding to the full extent permissible under the General Laws of the State of Georgia, the Securities Act of 1933 and the Investment Company Act of 1940, as such statutes are now or hereafter in force, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.


          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provision, or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Adviser


          SCM Associates, Inc., 119 Maple Street, Carrollton, GA 30117, served as investment adviser to various entities prior to being employed as investment adviser of the Registrant. Southern Capital Management Company is a registered broker-dealer whose address is 119 Maple Street, Carrollton, GA 30117. The officers and directors of Adviser have held during the last two fiscal years the following positions of a substantial nature:

          Stephen C. McCutcheon: President and Director of the Fund; President and Director of Adviser and Southern Capital Management Company.

          Henry W. Blizzard: Vice President and Director of the Fund; Law Partner, Sherrill, Batts, Mathews, and Blizzard, Athens, Alabama; Vice President and Director of Adviser and Southern Capital Management Company.


          James M. Prather: Secretary and Director of the Fund; maintained a dental practice in Carrollton, Georgia; Secretary and Director of Adviser and Southern Capital Management Company.

          Cynthia B. McCutcheon: Treasurer of the Fund; Operations Manager, Treasurer and Director of Adviser and Director of Southern Capital Management Company.

Item 29.  Principal Underwriters

          The Fund is the sole underwriter of its shares. No commissions are charged by the Fund or paid to another party.

Item 30.  Location of Accounts and Records


          All accounts, books and other documents required to be maintained by
          Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by SCM Associates, Inc., 119 Maple Street or 123 Ole Hickory Trail, Carrollton, Georgia 30117 or Fidelity National Bank, Securities Centre, 3490 Piedmont Road, Suite 1450, Atlanta, Georgia 30305.

Item 31.  Management Services

          Not Applicable.

Item 32.  Undertakings

          The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders upon request and without charge.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Carrollton, and State of Georgia on this 18th day of April, 1997.



                                               SCM PORTFOLIO FUND, INC.
                                               (Registrant)


                                                By:/s/ Stephen C. McCutcheon
                                                   ----------------------------
                                                   Stephen C. McCutcheon
                                                   President

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



/s/ Stephen C. McCutcheon           President                     April 18, 1997
-------------------------           and Director                       Date
Stephen C. McCutcheon

/s/ Henry W. Blizzard               Vice President                April 18, 1997
-------------------------           and Director                       Date
Henry W. Blizzard


/s/ James M. Prather                Secretary                     April 18, 1997
-------------------------           and Director                        Date
James M. Prather


/s/ Cynthia B. McCutcheon           Treasurer                     April 18, 1997
-------------------------                                               Date
Cynthia B. McCutcheon


/s/ William L. McGee                Director                      April 18, 1997
-------------------------                                               Date
William L. McGee


/s/ Lititia H. Stone                Director                      April 18, 1997
-------------------------                                               Date
Lititia H. Stone

                                  EXHIBIT INDEX



Item No.                       Description                          Page No.

24(b)(5)                Investment Adviser Contract
                        between Registrant and SCM
                        Associates, Inc.

24(b)(9)                Administrative Services Contract
                        between Registrant and
                        SCM Associates, Inc.

24(b)(10)(b)            Representation Letter of
                        Messrs. Stradley, Ronon,
                        Stevens & Young

24(b)(11)               Consent of McMullan and
                        Company

24(b)(17)               Financial Data Schedule